SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Balanced Fund DWS Large Cap Value Fund

Effective on or about December 1, 2011, Deutsche Investment Management Americas Inc. (the ”Advisor”) will assume all day-to-day advisory responsibilities for the fund that were previously delegated to Deutsche Asset Management International GmbH (”DeAMi”) pursuant to a subadvisory agreement between the Advisor and DeAMi. The fund’s portfolio managers will continue to provide advisory services to the fund as employees of the Advisor. All references to DeAMi are hereby deleted effective or or about December 1, 2011.

Please Retain This Supplement for Future Reference

November 21, 2011
PROSTKR-114